Exhibit 99.9

2016A to 2017E Adjusted EBITDA Bridge 2016A to 2017E EBITDA Bridge ($ in millions) $100 $75 $50 $25 $0 $62 2016A Adj. EBITDA Carbonless Thermal Volume Pricing Variable Fixed SG&A Other Costs Costs Volume Pricing Variable Fixed SG&A Other Corporate 2017E Adj. Costs Costs / Other EBITDA $0 $1 $62 $1 $2 $5 $8 $3 $8 $3 $0 $4 $1 $2 1

2017E to 2018E Adjusted EBITDA Bridge 2017E to 2018E EBITDA Bridge ($ in millions) $100 $75 $50 $25 $0 0 2017E Adj. Volume Pricing Variable Fixed SG&A Other Volume Pricing Variable Fixed SG&A Other Corporate 2018E Adj. EBITDA Costs Costs Costs Costs / Other EBITDA Carbonless Thermal $2 $4 $0 $1 $83 $2 $16 $4 $2 $62 $1 $18 $37 $19 $6 2

2018E to 2019E Adjusted EBITDA Bridge 2018E to 2019E EBITDA Bridge ($ in millions) Carbonless Thermal $100 $93 $11 $5 $83 $1 $0 $0 $0 $5 $2 $7 $1 $75 $50 $25 $0 2018E Adj. Volume Pricing Variable Fixed SG&A Other Volume Pricing Variable Fixed SG&A Other Corporate 2019E Adj. EBITDA Costs Costs Costs Costs / Other EBITDA 3